UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 13, 2011

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 13, 2011, Hewlett-Packard Company (“HP”) entered into an Underwriting Agreement (the “Underwriting Agreement”) among HP, Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, for the issuance and sale by HP of (i) $350,000,000 aggregate principal amount of its Floating Rate Global Notes due September 19, 2014, (ii) $750,000,000 aggregate principal amount of its 2.350% Global Notes due March 15, 2015, (iii) $1,300,000,000 aggregate principal amount of its 3.000%Global Notes due September 15, 2016, (iv) $1,000,000,000 aggregate principal amount of its 4.375% Global Notes due September 15, 2021, and (v) $1,200,000,000 aggregate principal amount of its 6.000% Global Notes due September 15, 2041 ((i), (ii), (iii), (iv) and (v) are collectively referred to as the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to HP’s automatic shelf registration statement on Form S-3 (File No. 333-159366) filed with the Securities and Exchange Commission on May 20, 2009 (the “Registration Statement”). On September 19, 2011, HP closed its public offering of the Notes.

The Underwriting Agreement is attached hereto as Exhibit 1.1. A form of each series of the Notes is attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5. HP’s officers’ certificate, dated September 19, 2011 (the “301 Officers’ Certificate”), authorizing the terms of the Notes pursuant to Section 301 of the Indenture (as defined in Item 9.01 below) governing the Notes, is attached hereto as Exhibit 4.6. In connection with the issuance of the Notes, Gibson, Dunn & Crutcher LLP has provided a legal opinion and consent which are attached hereto as Exhibits 5.1 and 23.1, respectively.

The purpose of this Current Report is to incorporate by reference the form of the Notes, the Underwriting Agreement, the 301 Officers’ Certificate and the opinion and consent of Gibson, Dunn & Crutcher LLP (attached hereto as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 5.1 and 23.1, respectively) into the Registration Statement. By filing this Current Report, such exhibits and this Current Report are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

Exhibit 1.1	Underwriting Agreement, dated September 13, 2011, among HP, Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

Exhibit 4.1	Form of Floating Rate Global Notes due September 19, 2014

Exhibit 4.2	Form of 2.350% Global Notes due March 15, 2015

Exhibit 4.3	Form of 3.000% Global Notes due September 15, 2016

Exhibit 4.4	Form of 4.375% Global Notes due September 15, 2021

Exhibit 4.5	Form of 6.000% Global Notes due September 15, 2041

Exhibit 4.6	Officers’ Certificate (exhibits omitted), dated September 19, 2011, delivered pursuant to Section 301 of the Indenture, dated as of June 1, 2000 (the “Indenture”) entered into by and between HP and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A., as successor to J.P. Morgan Trust Company, National Association, as successor to Chase Manhattan Bank and Trust Company, National Association) as Trustee

Exhibit 5.1	Opinion of Gibson, Dunn & Crutcher LLP

Exhibit 23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: September 19, 2011	By:
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated September 13, 2011, among HP, Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

Exhibit 4.1	Form of Floating Rate Global Notes due September 19, 2014

Exhibit 4.2	Form of 2.350% Global Notes due March 15, 2015

Exhibit 4.3	Form of 3.000% Global Notes due September 15, 2016

Exhibit 4.4	Form of 4.375% Global Notes due September 15, 2021

Exhibit 4.5	Form of 6.000% Global Notes due September 15, 2041

Exhibit 4.6	Officers’ Certificate (exhibits omitted), dated September 19, 2011, delivered pursuant to Section 301 of the Indenture, dated as of June 1, 2000 (the “Indenture”) entered into by and between HP and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A., as successor to J.P. Morgan Trust Company, National Association, as successor to Chase Manhattan Bank and Trust Company, National Association) as Trustee

Exhibit 5.1	Opinion of Gibson, Dunn & Crutcher LLP

Exhibit 23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)